UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

TEXTRON INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 29, 2020.

Meeting Information

TEXTRON INC.	Meeting Type: Annual Meeting
For holders as of: March 2, 2020

Date: April 29, 2020 Time: 11:00 AM EDT

	Location:	Textron Inc. 40 Westminster Street Providence, Rhode Island

TEXTRON INC. 40 WESTMINSTER STREET PROVIDENCE, RI 02903
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E94788-P31864-Z76145

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT TO SHAREHOLDERS, INCLUDING ANNUAL REPORT ON FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 15, 2020 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods	SCAN TO VIEW MATERIALS & VOTE

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E94789-P31864-Z76145

Voting Items

The Board of Directors recommends you vote
“FOR” the following nominees:

1.	Election of Directors		The Board of Directors recommends you vote
“FOR” Proposals 2 and 3.
	1a.	Scott C. Donnelly
			2.	Approval of the advisory (non-binding) resolution
	1b.	Kathleen M. Bader		to approve executive compensation.

	1c.	R. Kerry Clark	3.	Ratification of appointment of independent
registered public accounting firm.
	1d.	James T. Conway
Note: In their discretion, the proxies are authorized
	1e.	Paul E. Gagné	to vote on such other business as may properly come before the meeting or any adjournment thereof.

	1f.	Ralph D. Heath

	1g.	Deborah Lee James

	1h.	Lionel L. Nowell III

	1i.	James L. Ziemer

	1j.	Maria T. Zuber

E94790-P31864-Z76145

E94791-P31864-Z76145

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 29, 2020.

Meeting Information

TEXTRON INC.	Meeting Type: Annual Meeting
For holders as of: March 2, 2020

Date: April 29, 2020 Time: 11:00 AM EDT

	Location:	Textron Inc. 40 Westminster Street Providence, Rhode Island

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E94792-P31560

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT TO SHAREHOLDERS, INCLUDING ANNUAL REPORT ON FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 15, 2020 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods	SCAN TO VIEW MATERIALS & VOTE

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

E94793-P31560

Voting Items

The Board of Directors recommends you vote FOR
the following proposals:

1.	Election of Directors		2.	Approval of the advisory (non-binding) resolution
to approve executive compensation.
	1a.	Scott C. Donnelly
			3.	Ratification of appointment of independent
	1b.	Kathleen M. Bader		registered public accounting firm.

	1c.	R. Kerry Clark	Note: In their discretion, the proxies are authorized
to vote on such other business as may properly come
	1d.	James T. Conway	before the meeting or any adjournment thereof.

	1e.	Paul E. Gagné

	1f.	Ralph D. Heath

	1g.	Deborah Lee James

	1h.	Lionel L. Nowell III

	1i.	James L. Ziemer

	1j.	Maria T. Zuber

E94794-P31560

Voting Instructions

E94795-P31560